Exhibit 99.1

CMC Electronics Holdings Inc.

Consolidated Financial Statements

March 31, 2006

(All amounts are in thousands of Canadian dollars,

except if noted otherwise)

Auditors’ Report

To the Shareholders of

CMC Electronics Holdings Inc.

We have audited the consolidated balance sheets of CMC Electronics Holdings Inc. as at March 31, 2006 and 2005 and the consolidated statements of income, shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada and the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Corporation as at March 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

PricewaterhouseCoopers LLP

Chartered Accountants

May 12, 2006 (except for notes 16 and 17 which are as of May 28, 2007)

Comments by Auditors for U.S. Readers on Canada – U.S. Reporting Differences

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when there is a correction of an error in the application of an accounting principle, such as the items described in Note 16 to the financial statements. Our report to the shareholders dated May 12, 2006, except for Notes 16 and 17 which are as of May 28, 2007, is expressed in accordance with Canadian reporting standards which do not require a reference to such a change in accounting principles in the auditors’ report when the change is properly accounted for and adequately disclosed in the financial statements.

PricewaterhouseCoopers LLP

Chartered Accountants

May 28, 2007

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED BALANCE SHEETS

As at March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	2006	2005
ASSETS

Current Assets
Cash and cash equivalents	$10,875	$3,329
Accounts receivable	45,959	41,768
Income taxes recoverable	6,315	5,951
Inventories (note 4)	39,581	44,716
Prepaid expenses	1,812	1,789
Investment in marketable securities (2005 market value: $ 22,636) (note 3(a))	—	3,687
Future income taxes	—	2,702

	104,542	103,942

Deferred financing expenses, net	264	466
Property, plant and equipment, net (note 5)	25,693	26,692
Deferred development costs, net (note 2)	1,426	—
Intangible assets, net (note 6)	29,717	34,922
Goodwill (note 6)	76,141	76,786

	$237,783	$242,808

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED BALANCE SHEETS

As at March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	2006	2005
LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities (note 8)	$63,888	$63,200
Income taxes payable	—	2,778
Future income taxes	599	—
Current portion of long-term debt (note 7(a))	5,471	3,452

	69,958	69,430

Long-term debt (note 7(a))	17,774	51,080
Accrued benefit liability (note 10)	7,384	13,126
Future income taxes	6,294	4,329

	101,410	137,965
Shareholders’ equity	136,373	104,843

	$237,783	$242,808

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

For the Years Ended March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Restated Note 16 2006	Restated Note 16 2005

Share capital and contributed surplus (note 9)	$149,758	$148,854

Retained earnings (deficit) – Beginning of year	(47,136)	14,196
Net income	31,482	233,336
Dividends	—	(288,770)
Settlement of share options (note 16)	—	(3,813)
Premium on purchase of Class A shares for cancellation	—	(2,085)

Deficit – End of year	(15,654)	(47,136)

Cumulative translation adjustment	2,269	3,125

Shareholders’ equity	$136,373	$104,843

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF INCOME

For the Years Ended March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Restated Note 16 2006	Restated Note 16 2005

Revenues	$208,265	$183,010

Operating expenses
Cost of goods sold	134,211	118,456
Selling and administration costs	32,249	33,054
Research and development, net of total assistance of $8,625 (2005 – $ 10,437) including government assistance of $7,406 (2005 – $ 7,191)	11,403	9,965
Amortization of property, plant and equipment	4,736	5,183

	182,599	166,658

Income from continuing operations before under noted items	25,666	16,352
Amortization of intellectual property	(4,930)	(5,012)
Gain on sale of marketable securities	24,036	—
Interest expense on long-term debt	(2,106)	(7,229)
Interest income	308	1,114
Foreign exchange gain on long-term debt	876	7,632

Income from continuing operations before income taxes	43,850	12,857

Provision for (recovery of) income taxes
Current	8,837	(261)
Future	3,531	922

	12,368	661

Income from continuing operations	31,482	12,196

Income from discontinued operations (note 11)	—	221,140

Net income	$31,482	$233,336

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Restated Note 16 2006	Restated Note 16 2005
Cash flows from operating activities
Net income	$31,482	$233,336
Gain on divestiture (notes 3(a), 3(b) and 11)	—	(215,711)
Gain on sale of marketable securities (note 3(a))	(22,329)	—
Non-controlling interest	—	4,781
Amortization of property, plant and equipment	4,736	9,017
Amortization of intellectual property	4,930	7,045
Future income taxes	2,086	(5,593)
Equity loss	—	295
Pension and other employee future benefits	(5,743)	(5,552)
Other operating activities	81	5,311
Change in non-cash working capital balances	221	(17,476)

	15,464	15,453

Cash flows from investing activities
Additions to property, plant and equipment	(3,786)	(8,946)
Net proceeds from sale of CMC
Holdings Inc. (notes 3(b) and 11)	—	211,578
Net proceeds from sale of NovAtel shares (notes 3(a) and 11)	27,559	103,854
Proceeds from sale of property, plant and equipment	121	20
Deferred development costs	(1,426)	—
Increase in investment (note 3(c))	—	(196)

	22,468	306,310

CMC ELECTRONICS HOLDINGS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Restated Note 16 2006	Restated Note 16 2005
Cash flows from financing activities
Issuance of share capital	931	4,406
Settlement of share options	—	(3,813)
Share capital purchased for cancellation	(27)	(3,062)
Dividends	—	(288,770)
Long-term debt issuance expenses	—	(775)
Increase in long-term debt	—	146,640
Repayment of long-term debt	(31,287)	(204,545)
Proceeds from issuance of shares from a subsidiary	—	1,654
Other financing activities	—	(77)

	(30,383)	(348,342)

Effect of fluctuations of exchange rates on cash and cash equivalents	(3)	(118)

Net increase (decrease) in cash and cash equivalents	7,546	(26,697)
Cash and cash equivalents – Beginning of year	3,329	30,026

Cash and cash equivalents – End of year	$10,875	$3,329

Supplemental disclosures of cash flow information
Interest paid	$2,822	$7,685
Income taxes paid, net	$10,551	$5,765

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

1.	Organization and nature of business

CMC Electronics Holdings Inc. (the “Corporation”) is a designer, manufacturer and marketer of high-technology electronics products for the aerospace industry.

2.	Summary of significant accounting policies

Use of estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”) requires management to make certain estimates and assumptions. These may affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the financial statement date. They may also affect the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

Principles of consolidation

The accompanying financial statements consolidate the accounts of CMC Electronics Holdings Inc. and those of companies it controls. Investments are recorded at cost.

Cash equivalents

All financial assets with a maturity of less than three months at purchase date are considered cash equivalents.

Inventories

Raw materials, work in process and finished products are valued at the lower of cost and estimated net realizable value. The cost for raw materials is determined using the moving average unit cost method. The cost of work in process and finished products includes the cost of raw materials, direct labour and associated overhead. Deductions are made for progress payments received.

Property, plant and equipment

Property, plant and equipment are recorded at cost. Property, plant and equipment retired or disposed of are eliminated from the asset and accumulated amortization accounts. Gains and losses related to assets held for sale and disposals are included in income. Amortization is provided for using the straight-line method at rates based on the estimated useful lives of amortizable assets, as follows:

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

Buildings	25 to 40 years
Plant, machinery and equipment	Up to 10 years

An impairment loss is recognized for a long-lived asset to be held and used when events or changes in circumstances cause its carrying value to exceed the total undiscounted cash flows expected from its use and eventual disposition.

An impairment loss, if any, is determined as the excess of the carrying value of the asset over its fair value.

Goodwill

Goodwill represents the excess of the cost of acquired businesses over the net of the amounts assigned to identifiable assets acquired and liabilities assumed. Goodwill is tested for impairment annually, or more frequently if events or changes in circumstances indicate a potential impairment in value.

The impairment test consists of a comparison of the fair value of the Corporation’s reporting unit with its carrying amount. When the carrying amount of the reporting unit exceeds its fair value, the Corporation compares, in a second phase, the fair value of goodwill related to the reporting unit to its carrying value and recognizes, if required, an impairment loss equal to the excess. The fair value of the reporting unit is calculated based on one or more fair value measures, including present value techniques of estimated future cash flows and estimated amounts at which the unit, as a whole, could be purchased or sold in a current transaction between willing unrelated parties. If the carrying amount of the reporting unit exceeds its fair value, the second phase requires the fair value of the reporting unit to be allocated to its underlying assets and liabilities, resulting in an implied fair value of goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss equal to the excess is recorded in net income.

Intangible assets

Intangible assets correspond to intellectual property, which is amortized over its useful life of approximately ten years. They are recorded at cost less accumulated amortization.

An impairment loss is recognized when events or changes in circumstances indicate that the carrying value of the intangible asset may not be recoverable, as measured by comparing its carrying amount to the undiscounted future cash flows generated by its use and eventual disposal. An impairment, if any, is measured as the excess of the carrying amount of the asset or asset group over its fair value.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

Recognition of revenue

Revenue for product sales is recognized at the time of delivery provided that title and risk of loss have been transferred to the customer, the price is fixed or determinable, and collectibility is reasonably assured. Service revenue is recognized in the period such services are provided. Revenue on long-term contracts or contracts including a development component are recorded on the basis of completion of contractual milestones after final acceptance by the customer. Contract losses, if any, are fully recognized when first anticipated.

Research and development costs

Expenditures for internally funded research projects are expensed as incurred. Internally funded development costs are also expensed as incurred unless they meet the criteria for deferral. At March 31, 2006, deferred developments costs represent the amount contractually recoverable from a third-party for the development costs incurred.

Research and development costs are reduced by associated tax credits, customer and government assistance, some of which can be reimbursed through royalties on future sales.

Translation of foreign currencies

For Canadian operations, assets and liabilities in foreign currencies are translated into Canadian dollars at rates of exchange in effect at the balance sheet date. Revenue and expense items are translated at rates in effect at the date of the transaction. Exchange gains and losses are included in cost of goods sold and amounted to a loss of $194 during the year ended March 31, 2006 (2005 – gain of $678).

For foreign subsidiary operations, which are considered self-sustaining, assets and liabilities are translated at exchange rates in effect at the balance sheet date. Revenue and expense items are translated at average exchange rates prevailing during the year. The resulting gains or losses are accumulated in the cumulative translation adjustment component of shareholders’ equity. These accumulated gains and losses are released to the statement of income upon the Corporation’s disposal or liquidation of its investment in foreign operations.

For foreign subsidiary operations which are considered financially and operationally dependent on the Corporation, monetary assets and liabilities are translated at exchange rates in effect at the balance sheet date, non-monetary assets and liabilities are translated at historical rates of exchange, and revenue and expense items are translated at average exchange rates prevailing during the year, except amortization which is translated at the historical rate of exchange applicable to the related assets. The resulting gains or losses are included in income.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

Derivative financial instruments

The Corporation in the management of its foreign currency and interest rate exposures utilizes derivative financial instruments, mainly forward foreign exchange contracts and interest rate swaps. The Corporation’s policy is not to utilize these instruments for speculative purposes.

Gains or losses on forward foreign exchange contracts are recorded in sales and cost of sales concurrently with the recognition of the underlying items being hedged. Gains recorded in sales and cost of sales for the year ended March 31, 2006 were $5,545 (2005 – $8,265) and $144 (2005 – nil). Amounts payable under interest rate swaps are recorded in interest expense concurrently with the interest expense on the underlying debt.

The Canadian Institute of Chartered Accountants (“CICA”) issued Accounting Guideline 13 (AcG-13), “Hedging Relationships”, which establishes certain conditions regarding when hedge accounting may be applied, and which was effective for the Corporation’s fiscal year beginning on April 1, 2004. Each hedging relationship is subject to an effectiveness test on a regular basis for reasonable assurance that it continues to be effective. Under these rules, any derivative instrument that does not qualify for hedge accounting is reported on a mark-to-market basis in income.

Stock-based compensation

Under the terms of the Corporation’s share option plan, options are granted at an exercise price that approximates the fair value of the Corporation’s Class A shares at the date of the grant.

As of April 1, 2004, based on the new CICA recommendation, the Corporation used the fair value method and therefore recognized compensation expense when stock options were granted to employees, officers and directors. The Corporation adopted this recommendation retroactively without restating the prior year. The adoption of this recommendation did not have any significant impact on the results of operations.

Any consideration paid by participants on exercise of share options together with the applicable amount in contributed surplus or for the purchase of shares is credited to share capital.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

Employee future benefits

The Corporation accrues its obligations under employee benefit plans and the related costs, net of plan assets.

The cost of pensions and other retirement benefits earned by employees is actuarially determined using the projected benefit method pro-rated on service and management’s best estimate of expected plan investment performance, salary escalation, retirement ages of employees and expected healthcare costs.

For the purpose of calculating the expected return on plan assets, those assets are valued at market value. Cumulative gains and losses in excess of 10% of the greater of the accrued benefit obligations and the market-related value of plan assets are amortized over the expected average remaining service of active members expected to receive benefits under the plan. The average remaining service period of active members is 11.6 years for the year ended March 31, 2006. The average remaining service period of active members covered by the other retirement benefit plans is 8.7 years for the year ended March 31, 2006.

The Corporation amortizes past service costs resulting from plan amendments on a straight-line basis over the expected average remaining service of active members expected to receive benefits under the plan.

Deferred financing charges

Costs incurred by the Corporation relating to the issuance of debt are deferred and amortized over the term of the related debt. Amortization is included in interest expense.

Warranty and support provisions

Estimated warranty and support costs for finished goods are accrued at the time the equipment is sold to the customer on the basis of a percentage of sales. Estimates for warranty and support costs are made primarily on historical warranty and support claim history. Each year management reviews the adequacy of the provision.

Income taxes

The Corporation follows the liability method of accounting for income taxes under which future income tax assets and liabilities are determined based on the temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. Future income tax assets and liabilities are measured using substantively enacted tax rates and laws that are expected to be in effect in the period in which assets or liabilities are expected to be realized or settled. A valuation allowance is provided to the extent that it is more likely than not that future income tax assets will not be realized.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

3.	Business disposals and write-down of investment

(a)	Disposal of ownership position in NovAtel Inc.

Between January 2005 and March 2005, the Corporation sold 80% of its equity position in NovAtel for cash consideration of $127,213, resulting in a pre-tax gain of $111,306 (see note 11). At March 31, 2005, the Corporation held approximately 11% of the outstanding shares of NovAtel. This investment was recorded at cost, under investment in marketable securities. Between May 2005 and August 2005, the Corporation sold its remaining NovAtel shares for a cash consideration of $27,559, resulting in a pre-tax gain of $24,036.

(b)	Disposal of CMC Holdings Inc.

On December 9, 2004, the Corporation sold the shares of CMC Holdings Inc. to L-3 Communications Corporation for a cash consideration of $216,152, resulting in a pre-tax gain of $118,638 (see note 11). CMC Holdings Inc. was the parent company of CMC Electronics Cincinnati, a designer and manufacturer of infrared and space electronics products.

(c)	Write down of investment in Quantum Vision Inc. (QVI)

In August 2003, CMC Electronics Inc., a subsidiary of the Corporation, invested $710 in QVI, a designer of technologically advanced light engines. In September 2004, the Corporation invested a further $196. This investment is accounted for at cost less a provision for loss in value that is other than a temporary decline. In March 2005, a provision of $906 was recorded, representing the total cost of this investment.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

4.	Inventories

	2006	2005

Raw materials and work in process	$35,193	$35,341
Finished products	11,478	10,740

	46,671	46,081
Progress payments	(7,090)	(1,365)

	$39,581	$44,716

5.	Property, plant and equipment

	2006
	Cost	Accumulated Amortization	Net

Land	$5,508	$—	$5,508
Buildings	21,681	8,145	13,536
Plant, machinery and equipment	27,976	21,327	6,649

	$55,165	$29,472	$25,693

	2005
	Cost	Accumulated Amortization	Net

Land	$5,508	$—	$5,508
Buildings	21,073	6,726	14,347
Plant, machinery and equipment	24,871	18,034	6,837

	$51,452	$24,760	$26,692

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

6.	Goodwill and other intangible assets

Goodwill and other intangible assets comprise the following:

	Goodwill	Trade Names, Net	Intellectual Property, Net	Total

Balance – March 31, 2004	$130,116	$4,916	$64,689	$199,721

Disposal of CMC Holdings Inc. (note 3(b))	(44,604)	(4,843)	(21,594)	(71,041)
Disposal of ownership position in NovAtel Inc. (note 3(a))	(706)	—	—	(706)
Recognition of previously unrecognized NovAtel Inc. tax benefit	(5,810)	—	—	(5,810)
Foreign exchange adjustment	(2,210)	(73)	(1,128)	(3,411)
Amortization	—	—	(7,045)	(7,045)

Balance – March 31, 2005	$76,786	$—	$34,922	$111,708

Foreign exchange adjustment	(645)	—	(275)	(920)
Amortization	—	—	(4,930)	(4,930)

Balance – March 31, 2006	$76,141	$—	$29,717	$105,858

At March 31, 2006, cost and accumulated amortization of intellectual property are $52,822 (March 31, 2005 – $53,237) and $23,105 (March 31, 2005 – $18,315) respectively.

7.	Long-term debt

(a)	Long-term facilities

	2006	2005
Senior secured credit facility, maturing 2009, USD$ 19,917 (March 31, 2005 – USD$ 45,084)	$23,245	$54,532
Less: Current portion	5,471	3,452

	$17,774	$51,080

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

The current credit facility is secured by all the assets of the Corporation and its subsidiaries. The credit facility bears interest at prime, U.S. base, LIBOR or bankers’ acceptance rates, as applicable, plus a margin.

Upon early repayment of a portion of the underlying debt, in 2005, the fair value of the interest rate swap agreements representing a pre-tax loss of $1,542 was recorded in the income statement for the year ended March 31, 2005. The outstanding swap agreements are revalued at each period end with the variation of the fair value being charged to the statement of income. The average interest rate of the facility for the year ended March 31, 2006 was 5.81% (2005 – 5.05%).

The annual minimum repayment requirements for the next three years on long-term debt are as follows:

2007	$5,471
2008	7,902
2009	9,872

$23,245

(b)	Line of credit

The Corporation has an available line of credit (maturing in 2009) totaling $40,000 (March 31, 2005 – $40,000). None of this facility was utilized at March 31, 2006 and 2005. The line of credit bears interest at banker’s acceptance rates, and is subject to the terms and conditions of the senior secured credit facility (see note 7(a)).

(c)	Covenants

Under the Corporation’s borrowing agreements certain restrictive covenants have to be maintained, including limitations on additional indebtedness, payment of cash dividends, redemption of capital, making of investments and acquisitions, and sale of assets. Certain financial covenants are also part of these agreements and at March 31, 2006, the Corporation is in compliance with all financial covenants, which relate principally to minimum shareholders’ equity, minimum fixed charge coverage ratio, and maximum funded debt to EBITDA ratios.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

8.	Accounts payable and accrued liabilities

	2006	2005

Trade payables and other accruals	$36,475	$37,350
Contract advances	8,167	8,994
Warranty and support provisions	8,608	7,196
Employee-related accruals and provisions	10,638	9,660

	$63,888	$63,200

9.	Share capital and stock-based compensation

The authorized share capital of the Corporation consists of an unlimited number of Class A and Class B shares, without par value.

Share purchase plan

The Corporation maintains a share purchase plan for its employees, officers and directors. The maximum number of Class A shares available shall not exceed 10% of the outstanding Class A shares in the aggregate. The Board of Directors determines the fair value of Class A shares at least annually.

The number of outstanding Class A shares and their aggregated stated value, including the annual activity, was as follows:

	2006		2005
	Number of Shares	Amount	Number of Shares	Amount

Outstanding – Beginning of year	75,139,704	$148,854	72,976,721	$145,425
Issued	578,126	931	2,761,123	4,406
Purchased for cancellation	(17,200)	(38)	(598,140)	(977)

Outstanding – End of year	75,700,630	$149,747	75,139,704	$148,854

Contributed surplus from shares purchased for cancellation	—	11	—	—

Share capital and contributed surplus	75,700,630	$149,758	75,139,704	$148,854

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

There were no Class B shares outstanding at March 31, 2006 and 2005.

Share option plan

The Corporation maintains a share option plan for its employees, officers and directors. Options in respect of a maximum of 10% of the outstanding Class A shares (including Class A shares under option pursuant to the share option plan of the predecessor company) in the aggregate have been reserved for the plan. The options generally expire 10 years from the date of grant and vest over five years at an exercise price that increases by 15% annually at each vesting date.

The following activity occurred within the share option plan:

	2006		2005
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price

Outstanding – Beginning of year	182,222	$6.47	2,577,149	$2.25
Granted	2,161,070	$2.76	227,254	$6.11
Exercised	—	$—	(574,014)	$1.96
Cancelled	(500)	$5.53	(2,048,167)	$2.38

Outstanding – End of year	2,342,792	$3.05	182,222	$6.47

Exercisable – End of year	181,722	$6.53	182,222	$6.47

Weighted average remaining contractual life	9.03 years		9.23 years

The fair value of share options has been estimated using the Black-Scholes option pricing model based on the following assumptions: weighted-average risk-free interest rate of 3.37% (2005 – 3.60%), an expected life of 5 years (2005 – 3 years), a dividend yield of 0% (2005 – 0%) and no volatility for both years. The weighted average grant date fair value for options granted during 2006 and 2005 and the corresponding aggregate compensation expense were nominal.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

As a consequence of the sale of CMC Holdings Inc. and the NovAtel Inc. shares during the year ended March 31, 2005, a modification to the share option plan terms was made such that all of the then unvested options vested. Subsequently, all outstanding options were either exercised or cancelled except for 182,222 share options. The Corporation paid an amount of $5,600 as a settlement to cancel the share options. The after-tax amount of $3,813 has been recorded in the statement of shareholders’ equity.

10.	Pension and other employee future benefit plans

The Corporation sponsors several defined contribution pension plans, defined benefit pension plans and other retirement benefit plans for its employees. Its defined benefit pension plans are based on years of service and final average salary. Other retirement benefit plans are non-contributory healthcare and life insurance plans. The pension expense for the defined contribution plans is equal to the Corporation’s contribution and for the year ended March 31, 2006, represents $2,059 (2005 – $2,889).

For the defined benefit plans and the other retirement benefit plans, the significant weighted average actuarial assumptions adopted to determine the Corporation’s accrued benefit obligations are as follows at the respective dates:

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Pension Benefits		Other Benefits
	2006	2005	2006	2005
Accrued benefit obligation as of March 31
Discount rate	5.25%	6.00%	5.25%	6.00%
Rate of compensation increase	3.50%	3.75%	—	—

Benefit costs for year ended March 31
Discount rate	6.00%	6.25%	6.00%	6.25%
Expected long-term rate of return on plan assets	7.00%	7.00%	—	—
Rate of compensation increase	3.75%	3.25%	—	—

Assumed healthcare cost trend rates
Healthcare inflation – Initial	—	—	10.00%	10.00%
Healthcare inflation – Ultimate (after 7 years)	—	—	3.25%	3.25%

The effect of a 1% fluctuation in the assumed healthcare cost trend rates of the other retirement benefit plans is as follows:

	2006	2005
Effect on total of service and interest cost components (1% increase)	$127	$42
Effect on total of service and interest cost components (1% decrease)	$(101)	$(42)
Effect on post-retirement benefit obligation (1% increase)	$1,458	$1,035
Effect on post-retirement benefit obligation (1% decrease)	$(1,191)	$(1,027)

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

The changes in the benefit obligations and in the fair value of assets and the funded status of the defined benefit plans were as follows:

	Pension Benefits		Other Benefits
	2006	2005	2006	2005

Benefit obligation – Beginning of year	$91,996	$90,581	$11,562	$11,137
Divestiture	—	(2,615)	—	—
Current service cost	1,640	1,537	210	192
Interest cost	5,403	5,554	675	685
Actuarial loss	8,013	3,171	842	273
Employee contributions	86	195	—	—
Plan amendments	2,451	—	—	—
Benefits paid	(6,315)	(6,380)	(754)	(725)
Currency gain	—	(47)	—	—

Benefit obligation – End of year	$103,274	$91,996	$12,535	$11,562

Fair value of plan assets – Beginning of year	$77,048	$77,777	$—	$—
Actual return on plan assets	10,922	6,507	—	—
Employer contributions	8,259	7,455	754	725
Employee contributions	86	195	—	—
Benefits paid	(6,315)	(6,380)	(754)	(725)
Divestiture	—	(7,784)	—	—
Actual plan expenses	(494)	(589)	—	—
Currency loss	—	(133)	—	—

Fair value of plan assets – End of year	$89,506	$77,048	$—	$—

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

	Pension Benefits		Other Benefits
	2006	2005	2006	2005

Funded status – Plan deficit	$13,768	$14,948	$12,535	$11,562
Employer contributions after measurement date	(1,839)	(1,851)	(189)	(200)
Unamortized past service costs	(5,074)	(2,931)	—	—
Unamortized net actuarial gain (loss)	(11,124)	(8,551)	(693)	149

Net accrued benefit liability (asset)	$(4,269)	$1,615	$11,653	$11,511

For all plans, the accumulated benefit obligation exceeds the market value of the assets.

The measurement date of pension assets and obligations is December 31 of each year. The most recent actuarial valuation of the pension plans for funding purposes was as of January 1, 2003, and the next required valuation is as of January 1, 2006.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

Net benefit plans expense included the following components:

	Pension Benefits		Other Benefits
	2006	2005	2006	2005

Current service cost	$2,026	$1,888	$210	$192
Interest cost	5,403	5,554	675	685
Actual return on plan assets	(10,922)	(6,507)	—	—
Actuarial loss	8,013	3,171	—	—
Plan amendments	2,451	—	—	—
Difference between expected return and actual return on plan assets	5,516	1,069	—	—
Difference between actuarial (gain) loss recognized and actuarial (gain) loss on accrued benefit obligation	(7,982)	(3,171)	—	—
Difference between amortization of past services and actual plan amendments	(2,142)	309	—	—

Net benefit plans expense	$2,363	$2,313	$885	$877

Pension plan assets consist of:

	2006	2005
Asset category
Equity securities	55.7%	54.1%
Debt securities	41.7%	44.0%
Cash and accrued income	2.6%	1.9%

	100.0%	100.0%

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

Total cash payments by the employer are:

	2006	2005

Defined benefit plans	$8,247	$8,048
Defined contribution plans	$2,059	$2,889

11.	Discontinued operations

On December 9, 2004, the Corporation sold the shares of CMC Holdings Inc., which was the parent company of CMC Electronics Cincinnati, to L-3 Communications Corporation for a cash consideration of $216,152. Between January 2005 and March 2005, the Corporation sold 80% of its equity position in NovAtel for a cash consideration of $127,213.

The financial statements reflect the activities related to discontinued operations separately from continuing operations.

The income from discontinued operations is as follows:

2005
Revenues	$98,757

Earnings from discontinued operations before income taxes	5,207
Recovery of income taxes	222

Earnings from discontinued operations	5,429

Gain on disposal before income taxes	229,944
Provision for income taxes	14,233

Gain on disposal	215,711

Total income from discontinued operations	$221,140

The gain on disposal includes approximately $14,000 related to the release of cumulative translation adjustment to the statement of income.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

12.	Commitments and contingencies

Operating leases

Minimum annual commitments under operating leases as at March 31, 2006 are as follows:

2007	$4,305
2008	2,925
2009	2,775
2010	2,419
2011	2,294
2012 and thereafter	5,465

$20,183

Property, plant and equipment

At March 31, 2006, authorized and committed capital expenditures totalled $3,297 for fiscal 2007.

Contingencies

Sales of the Corporation’s products are subject primarily to the provisions of contracts with governments and commercial organizations. Management believes that adequate provision has been made in the consolidated financial statements for disputes and other normal uncertainties in connection with its business.

Government cost sharing

The Corporation has an agreement with the Government of Canada whereby the latter shares in the cost, based on expenditures incurred by the Corporation, of certain Research and development (R&D) programs for aeronautical sustaining technology development for military and commercial applications. This agreement is included in the Technology Partnerships Canada (TPC) program created by Industry Canada to invest strategically in research and development, to encourage private sector investment, and to increase technological capabilities in the Canadian industry. The amounts received are reimbursable through royalties on future revenues derived from the funded products if and when they are commercialized. When the conditions are met, a liability is accrued on the balance sheet and an expense recognized in the statement of income.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

The amount of funding received in fiscal 2006 was $1,943 (2005–$2,244) all of which was recorded as a reduction of R&D costs. As of March 31, 2006, the Corporation recorded a liability of $662 (2005–$570) for future repayments in respect of this agreement.

Indemnifications

Certain agreements such as business disposals and sales of assets provide for indemnification to other parties. Following a breach of representations and warranties, the Corporation may be required to compensate the counterparties for costs and losses incurred. It is not possible to make a reasonable estimate of the value of the indemnification undertakings, if any, since they are dependent on the outcome of future events. Historically, the Corporation has not made any material payments under such indemnifications.

13.	Financial instruments

Derivative financial instruments

Through forward foreign exchange contracts, the Corporation is engaged to sell or purchase U.S. dollars in future periods at specific rates. Derivative financial instruments are not used for speculative purposes.

The details of the open derivative contracts are as follows:

	Average rate (Canadian dollars)		Contract amount (Thousands of U.S. dollars)
	2006	2005	2006	2005
Forward foreign exchange sales contracts – 0 to 12 months	1.1844	1.3897	$22,500	$30,000
Forward foreign exchange purchase contracts – 0 to 12 months	1.1480	—	$2,160	$—

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

The fair value of the forward foreign exchange contracts is represented by the estimated amounts that the Corporation would receive or pay to settle the contracts at the balance sheet date.

	2006	2005
Forward foreign exchange sales contracts – unrealized gain	$490	$5,479
Forward foreign exchange purchase contracts – unrealized gain	$40	$—

At March 31, 2006, the fair value of interest rate swap agreements totaled $10 (March 2005 $886).

Credit risk

The credit risk concentration on accounts receivable balance is limited due to the variety of geographical and business natures of the Corporation’s customers. The Corporation maintains adequate allowances for credit losses.

Fair value of other financial instruments

The fair values of all other financial assets and liabilities are approximately equal to their carrying values.

14.	Related party transactions

The Corporation pays an annual management fee to a shareholder, ONCAP. For the year ended March 31, 2006, these payments amounted to $394 (2005 – $688), with an amount payable as at March 31, 2006 of $233 (2005 – $132). The Corporation also pays advisory fees to ONCAP for services related to acquisitions, mergers, divestitures or financings at customary market rates. For the year ended March 31, 2006, these payments amounted to $10 (2005 – $2,500).

15.	Unrecognized tax benefits

As at March 31, 2006, the Corporation has a non-capital loss of approximately $8.3 million (USD $7.1 million) relating to operations in the United States. This loss expires in 2026. No tax asset has been recorded in these financial statements related to this loss.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

16.	Restatements

The consolidated financial statements have been restated for the following items:

(a)	Settlement of share options

The after-tax amount of $3,813 presented as settlement of share options in the March 31, 2005 consolidated statement of shareholders’ equity had previously been presented in the 2005 consolidated statement of income as stock-compensation expense of $5,600 and related tax recovery of $1,787.

(b)	Gain on sale of marketable securities.

At March 31, 2005, the Corporation held approximately 11% of the outstanding shares of NovAtel Inc. and therefore this investment was recorded at cost, under investment in marketable securities. During the year ended March 31, 2006, the Corporation sold its remaining NovAtel Inc. shares for a cash consideration of $27,559, resulting in a pre-tax gain of $24,036. This transaction had previously been reported under discontinued operations as opposed to being classified as a gain on sale of marketable securities.

17.	Differences between Canadian GAAP and United States Generally Accepted Accounting Principles (“US GAAP”)

The Corporation’s consolidated financial statements have been prepared in accordance with Canadian GAAP, which differ in some respects from US GAAP. Following are the significant differences in accounting principles as they pertain to the consolidated financial statement for the year ended March 31, 2006.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(a)	Reconciliation of Canadian and US GAAP consolidated balance sheet

		March 31, 2006
	Ref. Note 17(d)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Assets

Current Assets
Cash and cash equivalents		$10,875	$—	$10,875
Accounts receivable		45,959	—	45,959
Income taxes recoverable	(1)	6,315	(4,379)	1,936
Inventories	(2)	39,581	2,449	42,030
Prepaid expenses and other deferred items	(3)	1,812	530	2,342
Future income taxes	(1)	—	3,543	3,543

		104,542	2,143	106,685

Deferred financing expenses, net		264	—	264
Property, plant and equipment, net		25,693	—	25,693
Future income taxes	(1)	—	11,886	11,886
Deferred development costs, net		1,426	—	1,426
Intangible assets, net	(4)	29,717	4,859	34,576
Goodwill		76,141	—	76,141

		$237,783	$18,888	$256,671

Liabilities and Shareholders’ Equity

Current Liabilities
Accounts payable and accrued liabilities		$63,888	$—	$63,888
Derivative financial instruments	(3)	—	299	299
Income taxes payable	(1)	—	12,507	12,507
Future income taxes	(1), (2), (3)	599	(599)	—
Current portion of long-term debt		5,471	—	5,471

		69,958	12,207	82,165

Long-term debt		17,774	—	17,774
Accrued benefit liability	(4)	7,384	12,751	20,135
Future income taxes	(4)	6,294	(2,536)	3,758

		101,410	22,422	123,832
Shareholders’ equity		136,373	(3,534)	132,839

		$237,783	$18,888	$256,671

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(b)	Reconciliation of Canadian and US GAAP consolidated shareholders’ equity

		March 31, 2006
	Ref. Note 17(d)	Canadian GAAP as reported	US GAAP Adj.	US GAAP

Share capital and contributed surplus		$149,758	$—	$149,758

Deficit – Beginning of year	(2), (3)	(47,136)	3,392	(43,744)
Net income		31,482	(1,571)	29,911

Deficit – End of year		(15,654)	1,821	(13,833)

Cumulative translation adjustment	(5)	2,269	(2,269)	—

Accumulated other comprehensive loss*	(4)	—	(5,355)	(5,355)
	(5)	—	2,269	2,269

		—	(3,086)	(3,086)

Shareholders’ equity		$136,373	$(3,534)	$132,839

*	Comprised of foreign currency translation adjustment of $2,269 and additional minimum pension liability adjustment of $5,355 net of taxes of $2,536.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006 and 2005

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(c)	Reconciliation of Canadian and US GAAP consolidated statement of income and comprehensive income

		For the year ended March 31, 2006
	Ref. Note 17(d)	Canadian GAAP as reported	US GAAP Adj.	US GAAP

Revenues	(3)	$208,265	$(3,124)	$205,141

Operating expenses
Cost of good sold	(2), (3)	134,211	1,779	135,990
Selling and administration costs		32,249	—	32,249
Research and development, net of total assistance of $ 3,883 including government assistance of $ 2,664	(2)	11,403	4,742	16,145
Amortization of property, plant and equipment		4,736	—	4,736

		182,599	6,521	189,120

Income before under noted items		25,666	(9,645)	16,021
Amortization of intellectual property		(4,930)	—	(4,930)
Gain on sale of marketable securities		24,036	—	24,036
Interest expense on long-term debt		(2,106)	—	(2,106)
Interest income		308	—	308
Foreign exchange gain on long-term debt		876	—	876

Income before income taxes		43,850	(9,645)	34,205

Provision for (recovery of) income taxes
Current		8,837	—	8,837
Future	(2), (3)	3,531	(8,074)	(4,543)

		12,368	(8,074)	4,294

Net Income		$31,482	$(1,571)	$29,911

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(c)	Reconciliation of Canadian and US GAAP consolidated statement of income and comprehensive income

		For the year ended March 31, 2006
	Ref. Note 17(d)	Canadian GAAP as reported	US GAAP Adj.	US GAAP
Other comprehensive income
Additional minimum liability adjustment of defined benefit pension plans, net of taxes of $ 699	(5)	$—	$(1,475)	$(1,475)
Foreign currency translation adjustment	(5)	—	(856)	(856)

		—	(2,331)	(2,331)

Comprehensive income		$31,482	$(3,902)	$27,580

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

(d)	Differences between Canadian and US GAAP

1)	Investment tax credits:

Under Canadian GAAP, unused Federal investment tax credits are classified in Income taxes recoverable while under US GAAP they are classified in Future income taxes. Consequently, other tax items have been reclassified on the balance sheet.

2)	Research and development tax credits:

Under Canadian GAAP, non-refundable tax credits deductible against income taxes otherwise payable relating to research and development activities are recognized as a reduction of work-in-process, deferred development costs, cost of goods sold or research and development costs, as appropriate. Under US GAAP, non-refundable research and development tax credits are recorded as a reduction of the income tax expense. These adjustments have been tax effected.

3)	Derivatives:

The Corporation has forward purchase and sales contracts that are designated as cash flow hedges of anticipated future revenue or purchases, as well as interest rate swap agreements.

Under Canadian GAAP, the gains and losses related to the forward contracts are recognized at maturity, concurrently with the recognition of the underlying item being hedged. The fair value of these contracts is not recognized on the balance sheet. The gains and losses on the interest rate swap agreements are recognized at each period end.

For US GAAP purposes, the Corporation elected not to adopt the optional hedge accounting provisions of FASB statements 133, 138 and 149, Accounting for Derivative Instruments and Hedging Activities. Accordingly, unrealized gains and losses resulting from the valuation of derivatives (including embedded derivatives) at fair value are recognized in net income as they arise and not concurrently with the recognition of the transaction being hedged.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

4)	Minimum pension liability:

Under US GAAP, if the accumulated benefit obligation exceeds the market value of plan assets, a minimum pension liability for the excess is recognized to the extent that the liability recorded in the balance sheet is less than the minimum liability. Any portion of this additional liability that relates to unrecognized past service cost is recognized as an intangible asset while the remainder is charged to Other comprehensive income. Canadian GAAP has no such requirement to record a minimum liability.

5)	Comprehensive income:

US GAAP requires disclosure of comprehensive income, which comprises net income and other components of comprehensive income. Other comprehensive income includes items that cause changes in shareholders’ equity but are not related to share capital or net earnings, which, for the Corporation, comprises currency translation adjustments and change in minimum pension liability.

Recently Issued Accounting Standards

SFAS No. 154 – Accounting Changes and Error Corrections

In June 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3. This statement applies to all voluntary changes in accounting principle and changes the requirements for accounting for and reporting of a change in accounting principle. The statement requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principle versus including the cumulative effect of changing to the new accounting principle in net income. SFAS No. 154 carries forward many provisions of APB Opinion No. 20 without change, including the provisions related to the reporting of a change in accounting estimate, a change in the reporting entity, and the correction of an error. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal year beginning after December 15, 2005.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

SFAS No. 123 (R) – Share-Based Payment

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), Share-Based Payment (SFAS No. 123(R)), which is a revision to SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. SFAS No. 123(R) is effective as of the beginning of the first annual reporting period that begins after December 15, 2005. The Corporation is currently evaluating the impact of this interpretation on its financial statements.

SFAS No. 151 – Inventory Costs

In November 2004, the FASB issued SFAS No. 151, Inventory Costs. This statement amends the guidance in Accounting Research Bulletin (ARB) No. 43, Chapter 4, “Inventory Pricing”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). ARB 43 previously stated that these expenses may be so abnormal as to require treatment as current period charges. SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal”. In addition, SFAS No. 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. Prospective application of this statement is required as of the beginning of the first annual reporting period that begins after December 15, 2005. The Corporation does not expect its financial statements to be significantly affected by this statement.

FIN 48 – Accounting for Uncertainty in Income Taxes

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (FIN 48). This interpretation prescribes a more likely than not recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

FIN 48 also provides guidance on derecognition of a tax position, classification of a liability for unrecognized tax benefits, accounting for interest and penalties, accounting in interim periods, and expanded income tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation is currently evaluating the impact of this interpretation on its financial statements.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

SFAS No. 157 – Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, to increase consistency and comparability in fair value measurements and to expend their disclosures. The new standard includes a definition of fair value as well as a framework for measuring fair value. The standard is effective for fiscal periods beginning after November 15, 2007 and should be applied prospectively, except for certain financial instruments where it must be applied retrospectively as a cumulative-effect adjustment to the balance of opening retained earnings in the year of adoption. The Corporation is currently evaluating the impact of this standard on its financial statements.

SFAS No. 159 – The Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities”, including an amendment of FASB Statement No. 115 (SFAS No. 159). This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective the first fiscal year that begins after November 15, 2007. The Corporation is currently evaluating the impact of this standard on its financial statements.

SFAS No. 158 – Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment to FASB Statements No. 87, 88, 106, and 132(R). The standard requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its balance sheet with an offsetting amount in accumulated other comprehensive income and to recognize changes in that funded status in the year in which the changes occur. SFAS No. 158 also expands the required annual disclosures. SFAS is effective as of the end of the fiscal year ending after June 15, 2007. This standard does not impact the consolidated statement of income. The Corporation is currently evaluating the impact of this standard on its balance sheet and statement of accumulated other comprehensive income.

CMC ELECTRONICS HOLDINGS INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2006

(All amounts are in thousands of Canadian

dollars, except if noted otherwise)

SAB 108 – Guidance for Quantifying Financial Statement Misstatements

In September 2006, the SEC issued its Staff Accounting Bulletin No. 108 (SAB 108), Guidance for Quantifying Financial Statement Misstatements. In SAB 108, the SEC staff establishes an approach that requires quantification of Financial Statement errors based on the effects of the error on each of the Company’s Financial Statements and the related Financial Statement disclosures. This model is commonly referred to as a “dual approach” because it essentially requires quantification of errors under both the “iron-curtain” and the “roll-over” methods. The iron curtain method focuses primarily on the effect of correcting the period-end balance sheet with less emphasis on the reversing effects of prior year errors on the income statement in the period of correction. The roll-over method focuses primarily on the impact of a misstatement on the income statement, including the reversing effect of prior year misstatements, but can lead to the accumulation of misstatements in the balance sheet. The adoption of this bulletin did not impact the Corporation’s financial statements.

FIN 47 – Conditional Asset Retirement Obligations

In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143. FIN 47 clarifies that the term conditional asset retirement obligation as used in SFAS No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. According to FIN 47, uncertainty about the timing and/or method of settlement of a conditional asset retirement obligation should be factored into the measurement of a liability when sufficient information exists rather than preclude the need to record a liability. This Interpretation shall be effective no later than the end of fiscal year ending after December 15, 2005. The Corporation does not expect its financial statements to be significantly affected by this statement.

18.	Prior year amounts

Certain of the comparative figures have been reclassified to conform with the financial statement presentation adopted in the current year.